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                                                                   Exhibit 10.53

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement"), dated as of the ___ day of November, 2000 is entered into between INSYNQ, Inc., a Delaware corporation (the "Company"), Kathleen McHenry ("McHenry") and Hagens Berman LLP ("HB") (each of McHenry and HB are hereinafter referred to as a "Holder" and collectively the "Holders").

     WHEREAS, there are currently outstanding 21,204,346 shares of Common Stock of the Company;

     WHEREAS, pursuant to any Agreement dated as of the date hereof (the "Release"), by and among the Company and the Holders, McHenry has received 1,500,000 shares of the Company's common stock, $0.001 par value ("Common Stock") in connection with the settlement of certain claims described in the Release, and McHenry is transferring to HB 350,000 shares of Common Stock in connection with its representation of her, and in connection therewith, the Holders have been granted registration rights for their shares of Common Stock (collectively, the "Shares") received pursuant to the Release as of the date hereof; and

     WHEREAS, in order to insure liquidity in the future, the Holders wish to have the Shares registered with the SEC (defined below) and the Company has agreed to grant such registration rights.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

     Definitions. As used herein, the following terms have the following
     -----------
meanings:

     "Register," "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act") and the declaration or ordering by the Securities and Exchange Commission (the "SEC") of effectiveness of the registration statement, other than any registration statement on Form S-8, Form S-4 or as otherwise contemplated under Rule 145 of the Act.

     1.   Registration Rights
          -------------------

          (a)  Piggyback Registration
               ----------------------

               (i) If the Company at any time proposes to register any of its shares of Common Stock under the Act, whether of its own accord or at the demand of any holders of other such securities pursuant to an agreement with respect to the registration thereof (provided such agreement does not prohibit third parties from including additional securities in such registration), and if the form of registration statement proposed to be used may be used for the registration of the Shares as contemplated hereunder, the

     Company will give notice to Holders not less than 10 days nor more than 30 days prior to the filing of such registration statement of its intention to proceed with the proposed registration (the "Registration"), and, upon written request of the Holders made within ten (10) days after the receipt of any such notice (which request will specify the number of Shares intended to be disposed of by the Holders and state the intended method of disposition thereof), the Company will use its best efforts to cause all Shares of Holders as to which registration has been requested to be registered under the Act, provided that if such Registration is in connection with an underwritten public offering, Holders' Shares to be included in such Registration shall be offered upon the same terms and conditions as applied to any other securities included in such Registration with piggyback registration rights. Notwithstanding anything contained in this Section 1(a) to the contrary, the Company shall have no obligation to cause Shares to be registered with respect to any Shares which shall be eligible for resale under Rule 144 of the Act. If the Company believes it is in the best interests of the Company to terminate the Registration for any reason, it shall have no obligations to continue the Registration but shall promptly notify Holders of such determination.

               (ii) If a Registration is a primary registration on behalf of the Company and is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such Registration (whether by the Company, the Holders, or other holders of the Company's securities pursuant to any other rights granted by the Company to participate in such Registration) exceeds the amount of such securities which can be successfully sold in such offering, the Company will include in such Registration the amount of securities requested to be included which in the opinion of such underwriters can be sold, in the following order (A) first, all of the securities the Company proposes to sell, (B) second, any other securities requested to be included by holders with demand registration rights who are demanding registration, pro rata among the holders thereof on the basis if the amount of such securities then owned by such holders, (C) third, any other securities held by holders with piggyback registration rights requested to be included in such Registration, pro rata among the holders thereof on the basis of the amount of such securities then owned by such holders.

               (iii) If a Registration is a secondary registration on behalf of holders of securities of the Company and is connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such Registration (whether by such holders, by the Holders, or by holders of the Company's securities pursuant to any other rights granted by the Company to participate in such Registration) exceeds the amount of such securities which can be sold in such offering, the Company will include in such Registration the amount of securities requested to be included which in the opinion of such underwriters can be sold, in the following order (A) first, all of the securities requested to be included by holders with demand registration rights who are demanding such Registration, pro rata among the holders thereof on the basis of the amount of such securities then owned by such holders, and (B) second, any other securities held by

REGISTRATION RIGHTS AGREEMENT - PAGE 2
     holders with piggyback registration rights, requested to be included in such Registration, pro rata among the holders thereof on the basis of the amount of such securities then owned by such holders.

          (b)  Lock Up Provisions
               ------------------

          In connection with the Company's obligations as provided in Section 1 hereof, the Holders each agree that their Shares to be listed under any Registration shall be subject to a lock-up restriction and shall not be sold pursuant to such Registration or otherwise until 180 "trading days" following the date Insynq's next registration statement filed with the SEC becomes effective (the "Lock Up Period"), after which date the Holders may begin selling under the Registration that number of Shares which they would have otherwise been allowed to sell pursuant to the volume limitation provisions of Rule 144 under the Securities Act of 1933, as amended, as if Holders had each held their Shares for one year as required by Rule 144. Pursuant to Rule 144, sales by each Holder after the Lock Up Period pursuant to the Registration, during any three month calendar period, shall not exceed the greater of:

               (i) One percent (1%) of the Company's outstanding shares of Common Stock as shown by the most recent report or statement published by the Company with the SEC, or

               (ii) The average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four (4) calendar weeks preceding the sale.

          If another investor or potential investor requires in the future a lockup agreement with restrictions greater than those stated, above, including, without limitation, a lockup for a length of time greater than 180 "trading days" from the effective date of Insynq II's next registration statement filed with SEC (excluding registration statements on Form S-8, Form S-4 or any other registration for employee stock issuance), McHenry and Hagens-Berman agree to negotiate with Insynq II in good faith with respect to such greater restrictions, McHenry and Hagens-Berman having been advised that such financing is very important to the continued existence of Insynq II.

          Any breach by a Holder of the lock up provisions provided herein shall entitle the Company to de-register any or all of that Holder's Shares.

          Once the Shares have been held by the Holders for one year after the date hereof, the Holders will be able to sell Shares under the limitations of Rule 144 and may continue to sell their Shares pursuant to such limitations, provided that no lock up is in place at that time.

REGISTRATION RIGHTS AGREEMENT - PAGE 3

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     2.   Cooperation by the Holders.
          --------------------------

          (a) The Holders will furnish to the Company in writing such information about the Holders as the Company may reasonably require from the Holders in connection with the preparation of the registration statement (and the prospectus included therein).

          (b) The Holders will not (until further notice) effect sales of Shares after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; the Company agrees to use commercially reasonable efforts to promptly prepare and file any such correction or update.

          (c) If required by the Company, Holders agree to provide the Company with written representations of fact about the Holders reasonably necessary to permit the Company and its counsel to conclude that all sales of Shares made in connection with the registration were made in compliance with all applicable securities laws, including, without limitation, the prospectus delivery requirements of Section 5 of the Securities Act and any applicable restrictions of Rules 10b-6 and 10b-7 of the Securities Exchange Act of 1934, as amended.

          (d) In connection with the sale of any Shares under any applicable Registration Statement, the Holders will comply with any and all requirements of Rule 144 promulgated under the Securities Act pursuant to the definition therein of the term "affiliate" and the application of such term to each Holder.

     If any Registration is underwritten, Holders shall (i) agree to sell their Shares on the basis provided in any underwriting arrangement approved by the Company and (ii) complete and execute all questionnaires, powers of attorney, indemnities, indemnity agreements, and other documents requested thereunder; provided that Holders shall only be required to make representations and warrants regarding Holders and their intended method of distribution.


     3.   Expenses of Registration.
          ------------------------

          All expenses incurred in effecting any registration pursuant to this Agreement including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except that (i) all underwriting discounts and commissions attributable to Shares being sold by the Holders, and (2) any cost or expenses of Holders, individual accountants or attorneys or other costs or expenses incurred in their discretion shall be borne by the Holders. Without limiting the generality of the foregoing, the

REGISTRATION RIGHTS AGREEMENT - PAGE 4



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     Company shall pay all of the following registration expenses: (a) the
     Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (b) to the extent not already incurred, the fees and expenses incurred in connection with the listing on an exchange, the Nasdaq Stock Market, or inter-dealer quotation system of the Shares, (c) all registration and filing fees, (d) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Shares), (e) printing expenses and engraving expenses, (f) fees and disbursements of counsel to the Company and customary fees and expenses for independent certified public accountants retained by the Company, and (g) the fees and expenses of any special experts retained by the Company. Holders shall be responsible for the fees and expenses incurred by this agreement, including but not limited to costs of Holders' counsel.

     4.   Notices.
          -------

          Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to the Company as follows (or such other address as the Company or the Holders may specify to the Company and all other parties by Notice):


     If to Insynq:                 INSYNQ, Inc.
                                   1101 Broadway Plaza
                                   Tacoma, Washington 98402
                                   Attn: President
                                   Telecopy: (253) 404-3842

     and to the Holders at:

     If to McHenry:                Kathleen McHenry
                                   4732 Lakeshore Lane SE, #A
                                   Olympia, WA 98513
                                   Facsimile (306) 459-4982

                                   With a copy to:

                                   Anthony D. Shapiro
                                   1301 Fifth Avenue, Suite 2900
                                   Seattle, WA 98101
                                   Facsimile (206) 623-0594

     If to HBLLP:                  Anthony D. Shapiro
                                   1301 Fifth Avenue, Suite 2900
                                   Seattle, WA 98101

REGISTRATION RIGHTS AGREEMENT - PAGE 5

                                   Facsimile (206) 623-0594

     All Notices shall be deemed effective and received (a) if given by telecopy, when the telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) given by overnight courier, on the business day immediately following the date on which the Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when the Notice is delivered at the address specified above.

     5.   Amendment.
          ---------

          The terms of this Agreement may not be amended, modified or otherwise revised except by the written consent of the Company and each of the Holders.

     6.   Binding Effect and Assignment.
          -----------------------------

          This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by McHenry or HB without prior written consent of the Company. This subdivision does not apply to shares of the Release Shares of the HB Shares sold through a permitted brokerage transaction as allowed under applicable law and the Registration Rights Agreement.

     7.   Counterparts; Facsimile Execution.
          ---------------------------------

          This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto. Each party to this Agreement agrees that it will be bound by its own telecopy signature and that it accepts the telecopy signature of each other party to this Agreement.

     8.   Choice of Law.
          -------------

          THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF WASHINGTON WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN PIERCE COUNTY, WASHINGTON.

     9.   Entire Agreement.
          ----------------

REGISTRATION RIGHTS AGREEMENT - PAGE 6

          This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

     10.  Cumulative Rights.
          -----------------

          The rights of the parties under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

     11.  Severability and Reformation.
          ----------------------------

          If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom, and in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 10.

     12.  Arbitration.
          -----------

          IN THE EVENT OF A DISPUTE HEREUNDER WHICH CANNOT BE RESOLVED BY THE PARTIES AMONG THEMSELVES, SUCH DISPUTE SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATION PANEL (WHICH SHALL BE A ONE PERSON PANEL) MAY BE ENTERED IN ANY COURT OR TRIBUNAL OF COMPETENT JURISDICTION. THE COMPANY AND THE HOLDERS AGREE THAT ALL ARBITRATIONS OCCURRING UNDER THIS SECTION 11 SHALL BE HELD IN THE CITY OF TACOMA, WASHINGTON.

     13.  Indemnification.
          ---------------

          (a)  Indemnification by the Company. The Company will indemnify
               ------------------------------
     Holders against any and all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under

REGISTRATION RIGHTS AGREEMENT - PAGE 7
     the Securities Act applicable to, and relating to any action or inaction required of, the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Holders for any legal and any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Holders for use in such prospectus, offering circular or other document.

          (b)  Indemnification by Holders.  Each Holder will, if securities held
               --------------------------
     by such Holder are included in the securities as to which such registration qualification or compliance is being effected, indemnify the Company and its officers and directors and each entity or individual who controls the Company (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse the Company and its officers, directors, and controlling entities or individuals for any legal and any other expenses reasonably by them incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to the Company in an instrument duly executed by such Holder or any of its officers, directors, or controlling entities or individuals and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto, provided further that the indemnity agreement contained in this Section 12(b) shall not apply to amounts paid in settlement of any such claims, losses, damages, liabilities and actions if such settlement is effected without the consent of the Holder, which such consent shall not be unreasonably withheld provided further, that in no event shall any indemnity under this Section 12(b) exceed the net proceeds from the offering reviewed by such Holder.

          (c)  Indemnification Proceedings. Each party entitled to
               ---------------------------
     indemnification pursuant to this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification pursuant to this Section 12 (the "Indemnifying Party") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and provided, further, that the failure by any Indemnified Party to give notice as provided in this paragraph (c) shall

REGISTRATION RIGHTS AGREEMENT - PAGE 8
     not relieve the Indemnifying Party of its obligations under Section 12 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnifying Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 12 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        INSYNQ, INC.
                                        a Delaware corporation


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        KATHLEEN MCHENRY, individually


                                         /s/ Kathleen McHenry
                                        ----------------------------------------

                                        HAGENS BERMAN LLP


                                        By: /s/ Anthony D. Shapiro
                                           -------------------------------------
                                        Name: Anthony D. Shapiro
                                             -----------------------------------
                                        Title: Partner
                                              ----------------------------------

REGISTRATION RIGHTS AGREEMENT - PAGE 9